EXHIBIT 1.01(a)

                  FORM OF TRADEMARKS AND DOMAIN NAME ASSIGNMENT

     This TRADEMARK ASSIGNMENT (this "Assignment") is made and entered into this ___ day of _______, 2004 by and between AUDIOVOX COMMUNICATIONS CORP., a Delaware corporation ("ACC"), QUINTEX MOBILE COMMUNICATIONS CORPORATION, a
Delaware corporation and AUDIOVOX COMMUNICATIONS CANADA CO., a Nova Scotia company ("ACCC"; and, together with ACC and Quintex, collectively, the "Assignor"), to UTSTARCOM, INC., a Delaware corporation having a place of business at 1275 Harbor Way Parkway, Suite 100, Alameda, CA 94502 ("UTStarcom") and UTSTARCOM CANADA COMPANY, a Nova Scotia company ("UTStarcom Canada"; and, together with UTStarcom, the "Assignee") (each a "Party," and collectively, the "Parties").

     WHEREAS, the Assignors are the owners of the domain names, trademarks, trademark registrations and trademark applications set forth on Schedule A hereto (the "Trademarks");

     WHEREAS, the Assignors, the Assignee and Audiovox Corporation, a Delaware corporation have entered an Asset Purchase Agreement dated June __, 2004 (the "Asset Purchase Agreement") (capitalized terms used herein but not otherwise defined herein shall have the meanings set forth in the Asset Purchase Agreement);

     WHEREAS, pursuant to the Asset Purchase Agreement, Assignee agreed to purchase the Purchased Assets from Assignors, including all of Assignors' right, title and interest in and to the Trademarks and any and all goodwill of the business symbolized by the Trademarks;

     WHEREAS, ACCC and UTStarcom Canada are parties to this Assignment solely for purposes of the transfer of any Canadian assets of the Business; and

     WHEREAS, the execution and delivery of this Assignment is a condition to Closing.

     NOW THEREFORE, for the consideration set forth in the Purchase Agreement, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

     1. Assignment. Effective upon the Closing, each Assignor hereby assigns to Assignee [note: the entities constituting the Assignee shall determine which Trademarks are assigned to each of them] all of such Assignor's right, title and interest in and to the Trademarks, and any and all goodwill of the business symbolized by the Trademarks, and all rights to sue and recover damages for past, present and future infringement, dilution, misappropriation, violation, unlawful imitation or breach thereof.

     2. No Warranties. Except as expressly provided in the Asset Purchase Agreement, no Assignor makes any warranties, express or implied, with respect to the Trademarks.


                                 Exhibi 99.3

     3. Further Assurances. Each Assignor shall, at the cost and expense of Assignee and without incurring any legal liability not contemplated by the Asset Purchase Agreement, take all actions and execute all documents necessary or desirable to record and perfect the interest of Assignee in and to the Trademarks, and shall not enter into any agreement in conflict with this Assignment.

     IN WITNESS WHEREOF, each Party has caused this Assignment to be executed as of the date first written above by its duly authorized officer.



                                    AUDIOVOX COMMUNICATIONS CORP.


                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:


                                    QUINTEX MOBILE COMMUNICATIONS CORPORATION


                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:


                                    AUDIOVOX COMMUNICATIONS CANADA CO.


                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:


                                    UTSTARCOM, INC.


                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:


                                    UTSTARCOM CANADA COMPANY


                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                                   SCHEDULE A

                                 U.S. Trademarks

Mark           Registration No.        Application No.        Filing Date       Registration Date
----           ----------------        ---------------        -----------       -----------------











                               Foreign Trademarks

  Jurisdiction      Mark       Serial No.     Filing Date     Registration Date
  ------------      ----       ----------     -----------     -----------------

                                  Domain Names